SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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VALIC COMPANY I

(Name of Registrant as Specified in Its Charter)

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VALIC COMPANY I

2929 ALLEN PARKWAY

HOUSTON, TEXAS 77019

May 29, 2019

Dear Shareholder:

You are receiving the enclosed Proxy Statement because you owned interests in the Growth Fund (the “Fund”), a series of VALIC Company I (“VC I”), as of the close of business on April 30, 2019. At an in-person meeting held on April 29-30, 2019, the Board of Directors (the “Board”) of VC I approved the appointment of SunAmerica Asset Management, LLC (“SunAmerica”) as a sub-adviser for the Fund, pursuant to a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica with respect to the Fund. This investment sub-advisory agreement is subject to approval by shareholders of the Fund. The Board also approved the appointment of BlackRock Investment Management LLC (“BlackRock”) as a sub-adviser for the Fund, pursuant to a new investment sub-advisory agreement between VALIC and BlackRock with respect to the Fund. This investment sub-advisory agreement is not subject to approval by shareholders of the Fund. The Board also approved the termination of the existing sub-advisory agreement between VALIC and the Fund’s prior sub-adviser, American Century Investment Management, Inc. (“American Century”).

A special meeting of the shareholders of the Fund (the “Special Meeting”) will be held at the offices of SunAmerica, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, on Thursday, July 18, 2019, at 4:00 p.m. Eastern Time, to vote on the following proposal:

1.	To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to the Fund, which provides that SunAmerica will manage a portion of the assets of the Fund.

As the owner of a variable annuity or variable life insurance contract or certificate issued by VALIC or other affiliated life insurance company, you have the right to instruct VALIC or such affiliated life insurance company how to vote your shares of the Fund at the Special Meeting to be held on July 18, 2019. As a participant in a qualified employer-sponsored retirement plan that invests in the Fund without a variable annuity contract, you may vote your shares directly. The Board recommends that you vote “FOR” the proposal. The Proxy Statement contains detailed information about the proposal, and VALIC recommends that you read it carefully before voting. VALIC has also attached a “Questions and Answers” section to assist you in evaluating the proposal.

Should you have any questions regarding the enclosed Proxy Statement, please feel free to call 1-877-632-0910. On behalf of the Board, I extend our appreciation for your continued support and investment.

Sincerely,

/s/ John T. Genoy

John T. Genoy

President

A proxy card or voting instruction card for the Fund is enclosed along with the Proxy Statement. Please vote your shares or provide voting instructions today by signing and returning the enclosed proxy card or voting instruction card for the Fund in the postage prepaid envelope provided, or follow the instructions on the proxy card and voting instruction card to vote by telephone or over the internet.

IMPORTANT NEWS FOR SHAREHOLDERS

QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.

This proxy statement has been mailed to you so that you may vote on the proposal concerning your investment in the VALIC Company I Growth Fund (the “Fund”). For participants who own a variable annuity or variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in the Fund without a variable annuity contract, you may vote your Fund shares directly.

For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”

Q.	What is being proposed?

A.	You are being asked to approve the following proposal (the “Proposal”):

1.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Fund, which provides that SunAmerica will manage a portion of the assets of the Fund.

Reason for the Proposal

The current sub-adviser of the Fund is American Century Investment Management, Inc. (“American Century”). At the meeting held on April 29-30, 2019, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of American Century as the Fund’s sub-adviser and approved an investment sub-advisory agreement between VALIC and SunAmerica with respect to the Fund (the “SunAmerica Sub-Advisory Agreement”), subject to shareholder approval. The Board and management believe that the performance of the Fund may benefit from SunAmerica’s focus on rules- and index- based strategies. If the proposals are approved by shareholders, SunAmerica is expected to replace American Century as a sub-adviser of the Fund effective on or about September 30, 2019.

Q.	Are there other sub-adviser changes to the Fund?

A.

Yes. At the April 29-30, 2019 meeting, the Board also approved a new investment sub-advisory agreement between VALIC and BlackRock Investment Management, Inc. (“BlackRock”) (the “BlackRock Sub-Advisory Agreement” and, together with the SunAmerica Sub-Advisory Agreement, the “Sub-Advisory Agreements”) with respect to the Fund, wherein BlackRock would serve as a

i

co-sub-adviser of the Fund. As with the addition of SunAmerica, the Board believes the addition of BlackRock will also help to improve the Fund’s performance and provide more consistent performance. BlackRock will begin to serve as a co-sub-adviser of the Fund effective September 30, 2019.

Q.	Who is SunAmerica?

A.

SunAmerica is the proposed co-sub-adviser of the Fund. SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). VALIC is also an indirect, wholly-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. In addition, SunAmerica sub-advises certain other VC I and VALIC Company II (“VC II”) funds and serves as the administrator of all VC I and VC II funds.

Q.	Why am I being asked to vote on the proposal to approve the SunAmerica Sub-Advisory Agreement but not being asked to approve the BlackRock Sub-Advisory Agreement?

A.

VC I has received an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) that allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval. The Board, including a majority of the disinterested Directors as defined by the Investment Company Act of 1940, as amended, however, must first approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be beneficial to shareholders. Based on the Order, the Fund is required to provide information to shareholders about the new sub-adviser and the investment sub-advisory agreement within 90 days of such a change. On April 29-30, 2019, the Board approved the BlackRock Sub-Advisory Agreement. BlackRock will begin to co-sub-advise the Fund effective September 30, 2019. You will receive a separate information statement to satisfy this notice requirement.

The Order, however, does not permit VC I to enter into new investment sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or VC I without first obtaining shareholder approval. Since SunAmerica is an affiliate of VALIC and VC I, the Board is seeking your approval of the SunAmerica Sub-Advisory Agreement.

Q.	Will there be any changes to the Fund’s investment objective, investment strategies, or portfolio management in connection with the change of sub-adviser?

A.	The Fund’s investment objective, to seek long term capital growth, will not change. However, there will be changes to the Fund’s investment strategies.

The Fund will attempt to achieve its investment objective by investing primarily in common stock of companies that are selected based on such factors as strong earnings, strong sales and revenue growth and capital appreciation potential. The Fund will emphasize common stock of companies with mid- to large-stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The Fund generally will invest at least 65% of its total assets in equity securities, which may consist of common stock and American Depositary Receipts (“ADRs”). The Fund may invest without limitation in the securities of foreign companies in the form of ADRs. In addition to ADRs, the Fund may also invest up to 20% of its total assets in securities of foreign companies, including companies located in emerging markets. If approved by shareholders, management anticipates that SunAmerica will initially manage approximately 25% of the Fund’s assets while BlackRock will manage the remaining 75% of the Fund’s assets.

If shareholders approve the Proposal, it is expected that the changes to the Fund’s investment strategies would be implemented on or about September 30, 2019. If shareholders do not approve the Proposal, the changes will not be implemented.

Q.	Will there be any changes to the Fund’s investment advisory or sub-advisory fees in connection with the change of sub-adviser?

A.

The fee rates payable under both the SunAmerica Sub-Advisory Agreement and the BlackRock Sub-Advisory Agreement are lower than the fee rates payable to American Century with respect to the Fund under the current sub-advisory fee schedule at all asset levels. In connection with the approval of the Sub-Advisory Agreements, the Board approved an Amended and Restated Advisory Fee Waiver Agreement (“Advisory Fee Waiver Agreement”) between VALIC and VC I on behalf of the Fund, which will become effective at the same time as the Sub-Advisory Agreements. The Advisory Fee Waiver Agreement increases the waiver currently in effect so that VALIC’s advisory fee will be limited to 0.57% of average monthly assets on the first $500 million, 0.51% on the next $500 million, 0.48% on the next $500 million and 0.45% on assets over $1.5 billion.

Q.	What will happen if the proposal is not approved by shareholders of the Fund?

A.

In the event that shareholders of the Fund do not approve the SunAmerica Sub-Advisory Agreement, SunAmerica will not serve as a sub-adviser to the Fund, and the Board will consider what further actions to take, if any, including hiring other investment sub-advisers for the Fund.

Q:	How does the board recommend that I vote?

A:	The Board recommends that shareholders vote “FOR” the Proposal.

Q:	How do I vote my shares?

A:

You can provide voting instructions using the enclosed voting instruction card or in person at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards” on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can attend the meeting and vote in person.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since VALIC or an affiliated life insurance company, on behalf of its Separate Account(s), will vote Fund shares in the same proportions as the instructions received from all Contract owners invested in the Fund. In the event that any participant fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those participants for, against, or abstain, in the same proportion as the shares for which voting instructions were received from participants investing through the same Separate Account, even if only a small number of participants provide voting instructions. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote.

Please authorize your vote on this important proposal as soon as possible.

Q:	How many votes are needed to approve the Proposal?

A:

The Proposal must be approved by the affirmative vote of the lesser of (a) more than 50% of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present.

Q.	Whom may I contact if I have questions about the Proxy Statement?

A.	Please call 1-877-632-0910.

To Our Group Deferred Compensation Contract Owners:

As the group contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.

•	Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•

Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

As the group contract owner of a nonqualified unfunded deferred compensation plan, you have the right to give voting instructions. Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

v

IF VOTING BY MAIL

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

The following general rules for signing Voting Instruction Cards may be of assistance to you.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

VALIC COMPANY I

Growth Fund

2929 Allen Parkway

Houston, Texas 77019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on July 18, 2019

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Growth Fund of VALIC Company I will be held at the offices of SunAmerica, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, at 4:00 p.m. Eastern Time on Thursday, July 18, 2019, for the following purpose:

1.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Fund, which provides that SunAmerica will manage a portion of the assets of the Fund.

Only shareholders of record at the close of business on April 30, 2019, are entitled to notice of, and to vote at, this meeting and any postponements or adjournments thereof.

By Order of the Board of Directors,

KATHLEEN D. FUENTES

Secretary

PROXY STATEMENT

Special Meeting of Shareholders of the

VALIC COMPANY I

Growth Fund

To Be Held On July 18, 2019

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Growth Fund (the “Fund”) of VALIC Company I (“VC I”) to be used at the Special Meeting of Shareholders (the “Meeting”), and any postponements or adjournments thereof, to be held on July 18, 2019, 4:00 p.m. Eastern Time at the offices of SunAmerica, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

VC I is an open-end management investment company organized as a Maryland corporation on December 7, 1984. VC I is authorized to issue shares of common stock of the Fund. The Growth Fund commenced operations on December 5, 2005.

The approximate date on which this Proxy Statement and the enclosed proxy card(s) are first being mailed to shareholders is on or about June 6, 2019. All properly executed Voting Instruction Cards, Group Authorization Cards, Voting or Group Authorization Cards, and Individual Shareholder Proxy Cards received by Wednesday, July 17, 2019 will be counted for purposes of voting at the Meeting.

For shareholders who own a variable annuity or variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”) or by an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in the Fund without a variable annuity contract, you may vote your Fund shares directly. For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”

Important Notice Regarding the Availability of Proxy

Materials for the Shareholder Meeting to be held on

July 18, 2019.

The Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s most recent annual and semi-annual report or prospectus, without charge, by calling 1-800-448-2542 or by writing to Kathleen D. Fuentes, Secretary, VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. You may also find these materials at www.valic.com.

This proxy statement is available at the website:

www.proxy-direct.com/val-30378

PROPOSAL

1.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management. LLC (“SunAmerica”) with respect to the Fund, which provides that SunAmerica will manage a portion of the assets of the Fund.

Introduction

The current sub-adviser of the Fund is American Century Investment Management, Inc. (“American Century”). At an in-person meeting held on April 29-30, 2019, management proposed and the Board approved a new investment sub-advisory agreement between VALIC and SunAmerica (the “SunAmerica Sub-Advisory Agreement”), which provides that SunAmerica would serve as a co-sub-adviser of the Fund. VALIC, however, for reasons set forth below, is seeking the approval of shareholders to enter into the SunAmerica Sub-Advisory Agreement. If approved, SunAmerica would join BlackRock Investment Management, Inc. (“BlackRock,” and the investment sub-advisory agreement with BlackRock shall be know herein as the “BlackRock Sub-Advisory Agreement”) as a co-sub-adviser of the Fund on or about September 30, 2019.

VC I has received an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) that allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval. The Board, including a majority of the disinterested Directors as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), must first approve each new investment sub-advisory agreement. The Order does not permit VC I to enter into a new investment sub-advisory agreement with a sub-adviser that is an affiliated person of VALIC or VC I unless it first obtains shareholder approval. Since SunAmerica is an affiliate of VALIC and VC I, the Board is seeking your approval of the SunAmerica Sub-Advisory Agreement.

General

VALIC serves as the investment adviser of the Fund pursuant to an investment advisory agreement entered into on January 1, 2002, the continuation of which was last approved by the Board at an in-person meeting held on August 6-7, 2018 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, VALIC acts as adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as SunAmerica, who make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

VALIC may delegate its advisory functions to sub-advisers but remains responsible for monitoring the performance of sub-advisers and their compliance with VALIC’s and the Fund’s policies and procedures. Despite VALIC’s delegation of its advisory function to a sub-adviser with respect to the Fund, VALIC provides ongoing management supervision, policy direction and legal and compliance services to the Fund.

American Century currently serves as the sub-adviser to the Fund and manages the Fund’s investment portfolio on a day-to-day basis pursuant to an investment sub-advisory agreement with VALIC (the “American Century Sub-Advisory Agreement”). The American Century Sub-Advisory Agreement was last approved by the Board at an in-person meeting held on August 6-7, 2018.

For reasons described below, at an in-person meeting held on April 29-30, 2019, the Board, including the Independent Directors, unanimously approved an amendment to the SunAmerica Sub-Advisory Agreement wherein SunAmerica would serve as a replacement co-sub-adviser of the Fund subject to approval by the Fund’s shareholders. If the shareholders of the Fund approve the SunAmerica Sub-Advisory Agreement, it is expected that SunAmerica will begin managing the Fund’s assets effective on or about Monday, September 30, 2019.

Why am I being asked to approve the SunAmerica Sub-Advisory Agreement?

The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve a new investment advisory agreement. Although the Order permits VC I to enter into new investment sub-advisory agreements without shareholder approval, such order does not permit VC I to enter into new investment sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or VC I unless it first obtains shareholder approval. Since VALIC and SunAmerica are indirect, wholly-owned subsidiaries of AIG, and are therefore affiliated persons of each other, you as a shareholder of the Fund are being asked to approve the SunAmerica Sub-Advisory Agreement.

What are the reasons for the proposed change in the Fund’s sub-adviser?

In 2007, to address underperformance, the strategy was revised, replacing the Premier Growth (Ultra) strategy with a three-portfolio strategy made up of Growth, Disciplined Growth and Global Growth. To address underperformance in the 2014 and 2015 annual periods, American Century proposed a revised four-portfolio strategy which was implemented in 2016. This change replaced the Global Growth portfolio with an International Growth portfolio to provide more direct foreign equity exposure as well as added back the Premier Growth strategy as a new portfolio. Furthermore, American Century was given the ability to allocate daily cash flows among the four sleeves as well periodically rebalance among the sleeves. Since this second change to the investment process, the Fund has not experienced sustained outperformance of the benchmark or category. For the period since the 2016 change to December 31, 2018, the fund ranked in the 67th percentile of its Lipper Large-Cap Growth Category. Lipper percentile rankings for the annual periods of 2017 and 2018 were 56th and 83rd, respectively. The Board considered changing the Fund’s strategy to a combination of an active focused growth mandate and a passive component. The active/focused strategy heavily weights the investment team’s best ideas and eliminates the “fillers” in any given sector. By combining an active/focused manager with a passive strategy, the expectation is that the Fund should retain much of the upside and temper some of the potential downside. The active focused growth mandate will comprise approximately 75% of the Fund’s assets and will be managed by BlackRock. The passive component will comprise approximately 25% of the Fund’s assets and, if approved by shareholders, will be managed by SunAmerica.

Who is SunAmerica?

SunAmerica, located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, is organized as a Delaware limited liability company, and is a wholly-owned subsidiary of American General Life Insurance Company (“AGL”). AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica’s primary focus has been on the management, in either an advisory or sub-advisory capacity, of registered investment products. SunAmerica is also affiliated with VALIC. As of February 28, 2019, SunAmerica managed approximately $69 billion of client assets on a discretionary basis.

The following chart lists the principal executive officers and directors of SunAmerica and their principal occupations.

Name	Position with SunAmerica and Principal Occupation

Peter A. Harbeck	Director; President and Chief Executive Officer of SunAmerica
John T. Genoy	Director; Senior Vice-President; Chief Financial & Chief Operating Officer
Gregory N. Bressler	Senior Vice-President; General Counsel; Assistant Secretary
Matthew J. Hackenthal	Vice President; Chief Compliance Officer
Evelyn M. Curran	Director
Timothy P. Pettee	Senior Vice President; Chief Investment Officer

The business address for SunAmerica and for each principal executive officer and director is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

What are the key terms of the SunAmerica Sub-Advisory Agreement?

Under the SunAmerica Sub-Advisory Agreement, SunAmerica will provide an investment program for the Fund and will be responsible for the investment and reinvestment of the Fund’s assets. The SunAmerica Sub-Advisory Agreement is attached as Exhibit A. SunAmerica will be responsible for selecting securities for the Fund, subject to VALIC’s oversight. SunAmerica may place trades through brokers and dealers of its choosing and will take into consideration the quality of the brokers’ services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. SunAmerica shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the SunAmerica Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of SunAmerica’s obligations or duties.

Following an initial term of two years, the SunAmerica Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of a Fund, and (ii) the Independent Directors. The SunAmerica Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of a Fund, upon 30 to 60 days’ written notice.

What are the material differences in the terms of the SunAmerica Sub-Advisory Agreement and the American Century Sub-Advisory Agreement?

As with the American Century Sub-Advisory Agreement, VALIC, and not the Fund, is responsible for paying the sub-advisory fees under the SunAmerica Sub-Advisory Agreement. The sub-advisory fee rates payable by VALIC with respect to the Fund will decrease.

The current and proposed sub-advisory fee schedules for the Fund are as follows:

Current American Century Sub-Advisory Fee:

0.32% on the first $500 million of assets;

0.30% on the next $500 million of assets;

0.28 on assets over $1 billion

Proposed SunAmerica Sub-Advisory Fee:

0.02% on the first $2 billion of assets;

0.01% on assets over $2 billion

Under the proposed SunAmerica Sub-Advisory Agreement, SunAmerica would be paid a single composite fee based on the aggregate assets it manages for the Growth Fund and the VALIC Company I Stock Index Fund.

The SunAmerica Sub-Advisory Agreement contains, among other differences, additional or revised terms related to the use of soft dollars, indemnification, proxy voting, confidentiality, trade allocation and governing law. The SunAmerica Sub-Advisory Agreement provides that SunAmerica shall not be deemed to have acted unlawfully, or to have breached any duty under the Agreement, solely by causing a Fund to pay a broker a commission for effecting a portfolio transaction in excess of the commission another broker would have charged for effecting the same transaction if the first broker provided brokerage and/or research products or services, including statistical data to SunAmerica. The SunAmerica Sub-Advisory Agreement also provides that when SunAmerica deems the purchase or sale of a security to be in the best interest of a Fund as well as its other clients, SunAmerica may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Funds and to such other clients. In addition, SunAmerica agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by SunAmerica; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact. The SunAmerica Sub-Advisory Agreement provides that VALIC is responsible for voting proxies relating to securities held by the Funds in accordance with the Funds’ proxy voting guidelines and procedures, and may consult with SunAmerica on certain non-routine matters before voting such proxies. SunAmerica is not responsible for taking any action on behalf of the Funds in connection with claims or potential claims in any bankruptcy proceedings, class action securities litigation or other litigation or proceeding affecting securities held by a Fund. The SunAmerica Sub-Advisory Agreement also provides that VALIC and SunAmerica will not disclose or use any records or information obtained pursuant to the Agreement, subject to certain exceptions. The SunAmerica Sub-Advisory Agreement also contains a statement that SunAmerica does not guarantee the future performance of the Funds or any specific level of performance, or the success of any investment decision or strategy that SunAmerica may use. The SunAmerica Sub-Advisory Agreement states that it shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations.

These differences are not expected to have any impact on the day-to-day management of the Fund.

Will the Fund’s advisory and sub-advisory fees change?

The sub-advisory fees under each of the SunAmerica Sub-Advisory Agreement and the BlackRock Sub-Advisory Agreement would be lower than the fees currently payable to American Century at all asset levels. Therefore, the aggregate sub-advisory fees paid by VALIC will decrease. There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the SunAmerica Sub-Advisory Agreement and BlackRock Sub-Advisory Agreement (the “Sub-Advisory Agreements”). For the fiscal year ended May 31, 2018, the Fund paid VALIC advisory fees, before waivers, of $7,852,028, or 0.69% of the Fund’s average monthly net assets, pursuant to the Advisory Agreement.1 Pursuant to an Advisory Fee Waiver Agreement effective February 1, 2016, VALIC agreed to waive the Fund’s advisory fees in order that such fees equal: 0.68% of the Fund’s average monthly net assets on Fund’s first $500 million; 0.62% of the Fund’s average monthly net assets on the Fund’s next $500; 0.59% of the Fund’s average monthly net assets on the Fund’s next $500 million; and 0.56% thereafter (the “Current Advisory Fee Waiver”).

In connection with the approval of the Sub-Advisory Agreements, the Board approved an Amended and Restated Advisory Fee Waiver Agreement (“New Advisory Fee Waiver”) between VALIC and VC I on behalf of the Fund. Pursuant to the New Advisory Fee Waiver, VALIC has agreed to limit its advisory fee to 0.57% of average monthly assets on the first $500 million, 0.51% on the next $500 million, 0.48% on the next $500 million and 0.45% on assets over $1.5 billion. The New Advisory Fee Waiver will continue in effect until September 30, 2020, and from year to year thereafter provided such continuance is agreed to by VALIC and approved by a majority of the directors who are not “interested persons” of VC I or VALIC as defined under the 1940 Act, and who have no direct or indirect financial interest in the operation of the New Advisory Fee Waiver.

For the most recent fiscal year ended May 31, 2018, VALIC waived $566,566 of its management fee pursuant to the Current Advisory Fee Waiver and thus received net advisory fees from the Fund in the amount of $7,285,462, or 0.64% of the Fund’s average daily net assets for the period. During the same period, VALIC paid sub-advisory fees in the aggregate amount of $3,472,759, or 0.31% of average daily net assets, and retained $3,812,703 of its management fee. If BlackRock and SunAmerica had served as sub-advisers to the Fund for the fiscal year ended May 31, 2018, with BlackRock managing approximately 75% of the Fund’s assets and SunAmerica managing 25% of the Fund’s assets, based on the Sub-Advisory Agreements and the Current Advisory Fee Waiver,2 VALIC would have paid $2,162,098 in sub-advisory fees, or 0.19% of the Fund’s average daily net assets, and retained $5,123,364, or 0.45% of average daily net assets. This amount represents a 34% increase in the management fees retained by VALIC during the 2018 fiscal year.

If the Sub-Advisory Agreements and the New Advisory Fee Waiver had been in place for the 2018 fiscal year, VALIC would have waived $1,811,557 of its management fee and thus retained net advisory fees of $3,878,373 or 0.34% of average daily net assets, after payment of sub-advisory fees to SunAmerica and BlackRock. This amount represents a 1.72% increase in the management fees retained by VALIC for the fiscal year ended May 31, 2018 under the Current Advisory Fee Waiver.

[1]	The discussion herein of fees paid by the Fund does not reflect separate account fees paid by participants.
[2]

The hypothetical sub-advisory fee paid if the SunAmerica Sub-Advisory Agreement had been in effect for the fiscal year ended May 31, 2018, reflects the portion payable with respect to the Fund of the single composite fee based on the combined assets of the Fund and the VC I Stock Index Fund, in accordance with the terms of the SunAmerica Sub-Advisory Agreement.

The table below provides information regarding the amounts received and retained by VALIC under both the current and prospective sub-advisory fee schedules and advisory fee waivers.

	Under the America Century Sub-Advisory Agreement	Under the SunAmerica and BlackRock Sub- Advisory Agreements (with the Current Advisory Fee Waiver)	Under the SunAmerica and BlackRock Sub- Advisory Agreements (with the New Advisory Fee Waiver)
Advisory Fee Received	7,852,028	7,852,028	7,852,028
Advisory Fee Waived	566,566	566,566	1,811,557
Net Advisory Fee	7,285,462	7,285,462	6,040,471
Sub-Advisory Fees Paid	3,472,759	2,162,098	2,162,098
Advisory Fee Retained	3,812,703	5,123,364	3,878,373

The sub-advisory fees paid to SunAmerica and BlackRock and advisory fees retained by VALIC are hypothetical and designed to help you understand the potential effects of the Sub-Advisory Agreements and New Advisory Fee Waiver. The actual fees paid to SunAmerica and BlackRock and the actual advisory fees retained by VALIC may be different due to fluctuating asset levels and a variety of other factors.

Will there be changes to the Fund’s investment goal and strategy?

While there will be no changes to the Fund’s investment objective, the Fund’s investment strategy will change. The Fund currently attempts to achieve its investment objective by allocating its assets among four investment strategies: a growth strategy, a U.S. premier large cap growth strategy, a disciplined growth strategy and an international growth strategy. American Century employs both strategic and tactical approaches when allocating the Fund’s assets among the four strategies, and seeks to strategically diversify the Fund’s assets while maintaining the flexibility to tactically allocate its investments among the four strategies in response to market conditions and other factors. While the growth, U.S. premier large cap growth and disciplined growth strategies invest primarily in U.S. companies, they may also invest in securities of foreign companies, including companies located in emerging markets. The Fund may invest up to 20% of its net assets in foreign securities, including emerging market securities.

As of the Effective Date, the Fund will attempt to achieve its investment objective by investing primarily in common stock of companies that are selected based on such factors as strong earnings, strong sales and revenue growth and capital appreciation potential. The Fund will emphasize common stock of companies with mid- to large-stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The Fund generally will invest at least 65% of its total assets in equity securities, which may consist of common stock and American Depositary Receipts (“ADRs”). The Fund may invest without limitation in the securities of foreign companies in the form of ADRs. In addition to ADRs, the Fund may also invest up to

20% of its total assets in securities of foreign companies, including companies located in emerging markets.

The Fund’s assets will not necessarily be divided equally among SunAmerica and BlackRock. Approximately 25% of the Fund’s assets will be allocated to SunAmerica that will passively manage a portion of the assets allocated to it by seeking to track an index, and the remainder of the Fund’s assets will be allocated to BlackRock.

If shareholders approve the Proposal, it is expected that the changes to the Fund’s investment strategies would be implemented on or about September 30, 2019. If the Proposal is not approved, the Board will consider what further actions to take, if any, including hiring other investment sub-advisers for the Fund.

Does SunAmerica manage other funds with a similar investment objective and strategy?

Yes. SunAmerica serves as the investment adviser of the following fund, which has an investment objective and strategy similar to the Fund:

Fund Name	Assets (as of 1/31/19) (in millions)	Advisory Fee Rate

SA Large Cap Index Portfolio	2,068,135	0.40%

For the fiscal year ended January 31, 2019, SunAmerica waived and/or reimbursed $2,252,035 in fees to the SA Large Cap Index Portfolio. This contractual expense reimbursement arrangement is in place through April 30, 2020.

Does SunAmerica provide any additional services to the Fund?

In addition to serving as a sub-adviser to other VC I and VALIC Company II (“VC II”) funds, SunAmerica has entered into administrative services agreements with each of VC I and VC II (the “Administrative Services Agreements”) wherein SunAmerica has agreed to provide various services, including but not limited to: administrative services to the Board, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund and other services. Pursuant to the Administrative Services Agreements, VC I and VC II pay SunAmerica an annual fee of 0.06% based on average daily net assets, plus a fund accounting basis point fee equal to 0.0061% on the first $25 billion of daily net assets, 0.007% on the next $75 billion of daily net assets, and 0.005% on daily net assets exceeding $100 billion. Out of the fee SunAmerica receives from VC I and VC II, SunAmerica compensates VALIC 0.02% for certain administrative services provided and pays the Fund’s custodian, State Street Bank and Trust Company an accounting fee based on the rate referenced above. For the fiscal year ended May 31, 2018, the Growth Fund paid SunAmerica $761,962 for administrative services.

What did the Board consider in making its determination to approve the SunAmerica Sub-Advisory Agreement and BlackRock Sub-Advisory Agreement?

At a meeting held on April 29-30, 2019, the Board of Directors, including the Independent Directors, approved the Sub-Advisory Agreements with respect to the Fund. The Board considered that SunAmerica and BlackRock would become co-sub-advisers of the Fund and that they would replace American Century, the current sub-adviser responsible for the day-to-day management of the Fund.

In connection with the approval of the Sub-Advisory Agreements, the Board, including the Independent Directors, received materials, at the April 29-30, 2019, in-person meeting and throughout the prior year, relating to certain factors the Board considered in determining whether to approve the Sub-Advisory Agreements. Those factors included: (1) the nature, extent and quality of the services to be provided to the Fund by SunAmerica and BlackRock; (2) the sub-advisory fees proposed to be charged in connection with SunAmerica’s and BlackRock’s management of the Fund, compared to sub-advisory fee rates of a group of funds with similar investment objectives, as selected by an independent third-party provider of investment company data (“Sub-Advisory Expense Group/Universe”); (3) the investment performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group”), and the performance of comparable funds managed by SunAmerica and BlackRock; (4) the costs of services and the benefits potentially to be derived by SunAmerica and BlackRock; (5) whether the Fund will benefit from possible economies of scale from engaging SunAmerica and BlackRock; (6) the anticipated profitability of VALIC, SunAmerica and their affiliates; (6) information regarding SunAmerica’s and BlackRock’s brokerage and trading practices and compliance and regulatory history; and (7) the terms of the proposed Sub-Advisory Agreements.

In considering whether to approve the Sub-Advisory Agreements, the Board also took into account a presentation made at the in-person meeting held on April 29-30, 2019, by members of management as well as presentations made by representatives from SunAmerica and BlackRock who responded to questions posed by the Board and management. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by SunAmerica and BlackRock. The Board reviewed information provided by SunAmerica and BlackRock relating to their operations and personnel. The Board also noted that SunAmerica’s and BlackRock’s management of the Fund will be subject to the oversight of VALIC and the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information.

The Board considered information provided to it regarding the services to be provided by SunAmerica and BlackRock. In this regard, the Board took into account its familiarity with SunAmerica and its operations through SunAmerica’s service as administrator to VC I and to VC II and as sub-adviser to certain other funds in the same fund complex as the Fund. The Board also took into account its familiarity with BlackRock, which is a sub-adviser to other VC I funds. The Board noted that SunAmerica and BlackRock will (i) manage the investment and reinvestment of the Fund’s assets; (ii) determine in its discretion the securities and other investments to be purchased or sold; (iii) maintain a trading desk and place orders for the purchase and sale of portfolio securities (or arrange for another entity to provide a trading desk and to place orders) with brokers or dealers selected by the applicable sub-adviser, subject to its control, direction, and supervision, which may include affiliated brokers or dealers; (iv) keep records adequately demonstrating compliance with its obligations under the Sub-Advisory Agreements; and (v) render regular reports to the Board as VALIC and the Board may reasonably request. The Board reviewed SunAmerica’s and BlackRock’s history and investment experience as well as information regarding the qualifications, background and responsibilities of SunAmerica’s and BlackRock’s investment personnel who would provide services to the Fund. The Board also reviewed SunAmerica’s and BlackRock’s brokerage practices. The Board also noted that it received information on SunAmerica’s and BlackRock’s financial condition and compliance function of SunAmerica and BlackRock. The Board also considered SunAmerica’s and BlackRock’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Fund.

The Board concluded that the scope and quality of the sub-advisory services to be provided by SunAmerica and BlackRock were expected to be satisfactory and that there was a reasonable basis to conclude that SunAmerica and BlackRock would provide a high quality of investment services to the Fund.

Fees and Expenses; Investment Performance. The Board noted that the composite sub-advisory fee rate payable with respect to the Growth Fund would decline as a result of the change in sub-adviser. The Board considered information received regarding the sub-advisory fees paid with respect to the Fund for sub-advisory services compared against the sub-advisory fees of the funds in the Fund’s Sub-Advisory Expense Group/Universe. The Board also considered expense information of comparable funds managed by each SunAmerica and BlackRock; however, the Board noted that SunAmerica and BlackRock served as the investment adviser to the respective comparable funds and, thus, the services provided to the comparable funds were different than the proposed services to be provided to the Fund. The Board noted that VALIC negotiated the sub-advisory fee with BlackRock at arm’s length.

The Board considered that the proposed composite sub-advisory fee payable to SunAmerica and BlackRock is below the medians of the Fund’s Sub-Advisory Expense Group/Universe, while the sub-advisory fee rate paid to American Century was above the medians of the Fund’s Sub-Advisory Expense Group/Universe, in each case based on the Fund’s assets as of May 31, 2018. The Board also considered the affiliation of SunAmerica with VALIC, noting any potential conflicts of interest. The Board took into account that the sub-advisory fee rate payable to SunAmerica is the lowest of its Sub-Advisory Expense Group. The Board also considered that the sub-advisory fee rates payable to SunAmerica and BlackRock contain breakpoints.

The Board also considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Fund, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board also considered that VALIC and SunAmerica, as affiliated entities, would earn more than the amount that VALIC currently retains as adviser. The Board also took into account that management was requesting that the Board approve the New Advisory Fee Waiver. Therefore, the Board considered that the appointment of SunAmerica and BlackRock will, therefore, result in a reduction to the management fee paid by the Fund to VALIC. The Board also took account of management’s discussion of the Fund’s proposed sub-advisory fees and concluded in light of all factors considered that such fees were reasonable.

The Board also received and reviewed information prepared by an independent third-party provider of mutual fund data regarding the Fund’s investment performance compared against the Performance Group as of the period ended February 28, 2019. The Board also considered the performance of other funds managed by SunAmerica and BlackRock using a similar investment strategy as that which SunAmerica and BlackRock, respectively, will use to manage the Fund. The Board noted that such comparable fund managed by BlackRock outperformed the benchmark index for the year-to-date, one-year and three-year periods ended February 28, 2019, while the comparable fund managed by SunAmerica underperformed the Fund’s benchmark index for the year-to-date, one-year, three-year and five-year periods ended March 31, 2019. The Board considered management’s discussion, including that the SunAmerica comparable fund tracked an index other than the benchmark index. The Board also noted that a hypothetical portfolio using the proposed strategies of SunAmerica and BlackRock outperformed the Fund for the one-, three- and five-year periods.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the Sub-Advisory Agreements. The Board was previously apprised that VALIC generally reviews a number of factors in determining appropriate sub-advisory fee levels. Such factors may include a review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) analysis of the strategies managed by the sub-advisers; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board considered that the sub-advisory fee payable by VALIC with respect to the Growth Fund would be reduced as a result of the replacement of the Fund’s current sub-adviser with SunAmerica and BlackRock. The Board also noted that VALIC would waive a greater portion of its management fee if the Sub-Advisory Agreements are approved. The Board, therefore, reviewed information provided by VALIC with respect to the expected impact on its profitability if SunAmerica and BlackRock are retained as the Fund’s sub-advisers.

In considering the anticipated profitability to SunAmerica and BlackRock in connection with its relationship to the Fund, the Directors noted that the fees under the Sub-Advisory Agreements will be paid by VALIC out of the advisory fees that VALIC will receive from the Fund.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of SunAmerica and BlackRock from their relationships with the Fund was not material to their deliberations with respect to consideration of approval of the Sub-Advisory Agreements.

The Board also noted that VC I and VC II pay SunAmerica an annual fee of 0.06% based on average daily net assets, plus a fund accounting basis point fee equal to 0.0061% on the first $25 billion of daily net assets, 0.007% on the next $75 billion of daily net assets, and 0.005% on daily net assets exceeding $100 billion. Out of the fee SunAmerica receives from VC I and VC II, SunAmerica compensates VALIC 0.02% for certain administrative services provided and pays the Fund’s custodian, State Street Bank and Trust Company an accounting fee based on the rate referenced above.

Economies of Scale. For similar reasons as stated above with respect to SunAmerica’s and BlackRock’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in SunAmerica’s and BlackRock’s management of the Fund are not a material factor to the approval of the Sub-Advisory Agreements, although the Board noted that the Fund has breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements, including the duties and responsibilities to be undertaken by SunAmerica and BlackRock. The Board also reviewed the terms of payment for services to be rendered by SunAmerica and BlackRock and noted that VALIC would compensate SunAmerica and BlackRock out of the advisory fees it receives from the Fund. The Board noted that the Sub-Advisory Agreements provide that each of SunAmerica and BlackRock will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Sub-Advisory Agreements and other terms contained therein. The Board noted that the SunAmerica Sub-Advisory Agreement and/or the BlackRock Sub-Advisory Agreement contained additional terms related to the use of soft dollars, brokerage transactions, proxy voting, confidentiality, and trade allocation, and concluded that the terms of the SunAmerica Sub-Advisory Agreement and BlackRock Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that each of SunAmerica and BlackRock possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreements.

VOTE REQUIRED: Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholders do not approve the SunAmerica Sub-Advisory Agreement with respect to the Fund, (1) SunAmerica will not serve as sub-adviser to the Fund and (2) the Board will consider what further actions to take, if any, including hiring other investment sub-advisers for the Fund.

The Board unanimously recommends that shareholders of the Fund vote FOR approval of the SunAmerica Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Information about VALIC

VALIC is a stock life insurance company and is a wholly-owned subsidiary of AGC Life Insurance Company, which itself is wholly-owned by AIG Life Holdings, Inc. (“ALH”). ALH is a wholly-owned subsidiary of SAFG Retirement Services, Inc., which is a wholly-owned subsidiary of AIG. AIG Capital Services, Inc. (“ACS”) serves as the principal underwriter to VC I. VALIC, AGL and ALH are located at 2929 Allen Parkway, Houston, Texas 77019. ACS is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. The principal executive offices of AIG are located at 175 Water Street, New York, NY 10038.

Description of the Advisory Agreement. Under the Advisory Agreement and to the extent VALIC has not delegated its advisory functions to a sub-adviser, VALIC: 1) provides an investment program for the Fund; 2) is responsible for the investment and reinvestment of the Fund’s assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities; 3) performs research, statistical analysis and continuous supervision of the Fund’s investment portfolio; 4) furnishes office space, equipment and personnel for managing the day-to-day operations of the Fund; 5) uses its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions; and 6) remits promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with the Fund’s portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.

Under the Advisory Agreement, VALIC bears the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of VALIC. The Advisory Agreement also provides that VALIC shall not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days’ written notice. A non-automatic termination must be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.

The Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreement on August 7-8, 2018 for an additional one-year period. The Advisory Agreement remains in effect, and the fees payable to VALIC by the Funds under the Advisory Agreement will not change.

VALIC Officers and Directors. The following chart lists the principal executive officers and directors of VALIC and their principal occupations, if different from their positions with VALIC. The business address of each officer and director is 2919 Allen Parkway, Houston, TX 77019, unless otherwise noted.

Name	Position with VALIC and Principal Occupation
Thomas J. Diemer	Director; Executive Vice President and Chief Financial Officer
Jana W. Greer[1]	Director; Chief Executive Officer
Stephen A. Maginn[1]	Director; Senior Vice President and Chief Distribution Officer
Michael P. Harwood	Director; Senior Vice President and Chief Actuary and Corporate Illustration Actuary
Kevin T. Hogan[2]	Chairman of the Board and President
Don W. Cummings[2]	Director; Senior Vice President and Controller
Craig A. Sabal[3]	Director; Senior Vice President and Chief Investment Officer
Katherine A. Anderson	Director; Senior Vice President and Chief Risk Officer
(1)	21650 Oxnard Street, Woodland Hills, CA 91367
(2)	175 Water Street, New York, NY 10038
(3)	80 Pine Street, New York, NY 10005

Service Agreements with Affiliates

As noted previously, SunAmerica serves as a sub-adviser to certain VC I and VC II funds and is the administrator of the VC I and VC II funds pursuant to Administrative Services Agreements with each. For the fiscal year ended May 31, 2018, the Fund paid SunAmerica $761,962 for administrative services.

VC I entered into a Transfer Agency Agreement with VALIC Retirement Services Company (“VRSCO”), an affiliate of VALIC located at 2929 Allen Parkway, Houston, Texas 77019, pursuant to which VRSCO provides transfer agency services to the Fund, including shareholder servicing and dividend disbursement services. For the fiscal year ended May 31, 2018, the Fund paid VRSCO $1,860 for transfer agent services.

Shares of the Fund are sold in a continuous offering. Pursuant to a distribution agreement, ACS acts without remuneration as VC I’s agent in the distribution of Fund shares to the Separate Account.

Transactions with Affiliated Brokers

The Fund did not conduct any transactions with affiliated broker/dealers for the fiscal year ended May 31, 2018.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

ANNUAL REPORTS

The audited Annual Report to Shareholders of VC I is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:

• write to Kathleen D. Fuentes, Secretary, VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311

• call 1-800-448-2542, or

• access the Report through the Internet at www.valic.com.

SHAREHOLDER PROPOSALS

VC I is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of VC I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

VOTING INFORMATION

Proxies are solicited by mail. VALIC has retained Computershare Fund Services (“Computershare”), a third-party solicitor, to provide proxy distribution, solicitation and tabulation services. The cost of Computershare’s services is expected to be approximately $98,189. VALIC, SunAmerica or their affiliates, and not the Fund, will pay the expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.

VC I shareholders of record at the close of business on April 30, 2019 (“Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof. Shareholders are entitled to one vote for each share or unit held on that date. When a matter comes up for vote, the Separate Account will vote all shares in the same proportion as the unit votes actually received. If no direction is provided when the duly executed Voting Instruction Card is returned, the separate account will vote shares attributable to your Contract “FOR” the applicable proposal.

To VALIC’s knowledge, no person owns a contract to the extent that they would be entitled to give voting instructions regarding as much as 5% of the outstanding shares of either Fund. The Directors and officers of VC I and members of their families, as a group, beneficially owned less than 1% of the beneficial interests of the Fund outstanding as of the record date. As of the Record Date, VALIC Separate Account A owned directly 99.14% of shares of the Fund.

Pass Through Voting: Shares of the Fund are sold to the Separate Account and are used as an investment option under Contracts and Plans. Participants in the Plan who select the Fund for investment through a Contract do not invest directly in or hold shares of the Fund. An insurance company that uses the Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to participants. Therefore, for a Separate Account that is registered with the SEC, an insurance company will request voting instructions from the participant and will vote shares or other interests in the Separate Account as directed by the participant. In the event that any participant fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those participants for, against, or abstain, in the same proportion as the shares for which voting instructions were received from participants investing through the same Separate Account, even if only a small number of participants provide voting instructions. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote.

Shares of the Fund are also sold directly to Plans. A Plan that includes the Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but in most cases will pass through any voting rights to Plan participants who have an interest in the Fund. Shareholders who are participants in a Plan that invests in the Fund without a variable annuity contract, vote shares directly.

Quorum Requirements: A quorum for the Meeting occurs if a majority of the outstanding shares of capital stock entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. As noted above, the Separate Account and the Plans own directly nearly all of the outstanding shares of the Fund and the Separate Account will vote those shares for which it receives timely voting instructions from shareholders in accordance with those instructions. As a result, a majority of the outstanding shares of the Fund will be represented at the Meeting and thus a quorum will be present. However, in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. If submitted to shareholders, any such adjournment will require the affirmative vote of the holders of a majority of those shares voting on the adjournment.

Please vote at your earliest convenience. If you mail your voting instruction card, or proxy card, as applicable, please mail it early enough to be delivered prior to the Meeting.

A proxy may be revoked at any time before the Meeting or during the Meeting by oral or written notice to Kathleen D. Fuentes, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.

As of the Record Date, there were 65,237,551 shares of the Growth Fund outstanding.

HOUSEHOLDING

Each shareholder will receive a single copy of this Proxy Statement even for more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an additional copy of this Proxy Statement, please call us toll-free at 1-877-632-0910 and we will send you an individual copy. In addition, this Proxy Statement is available at the website: www.proxy-direct.com/val-30378.

ADJOURNMENT

In the event that sufficient votes in favor of the Proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the Meeting, the chairman of the meeting or the persons named as proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares voting on the adjournment. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote that have voted in favor of the Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against the Proposal.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 16th day of June 2014, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and SUNAMERICA ASSET MANAGEMENT, LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”)

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract

(c)	VC I currently consists of thirty-four portfolios (“Funds”):

Asset Allocation Fund	Growth Fund
Blue Chip Growth Fund	Health Sciences Fund
Broad Cap Value Income Fund	Inflation Protected Fund
Capital Conservation Fund	International Equities Fund
Core Equity Fund	International Government Bond Fund
Dividend Value Fund	International Growth Fund
Dynamic Allocation Fund	Large Cap Core Fund
Emerging Economies Fund	Large Capital Growth Fund
Foreign Value Fund	Mid Cap Index Fund
Global Real Estate Fund	Mid Cap Strategic Growth Fund
Global Social Awareness Fund	Money Market I Fund
Global Strategy Fund	Nasdaq-100 Index Fund
Government Securities Fund	Science & Technology Fund
Growth & Income Fund	Small Cap Aggressive Growth Fund

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Small Cap Fund	Small-Mid Growth Fund
Small Cap Index Fund	Stock Index Fund
Small Cap Special Values Fund	Value Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions of any Covered Fund(s) and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

Manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

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Maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

VALIC agrees that, to the extent SUB-ADVISER is responsible for managing only a portion of the assets of a Covered Fund, SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to policies and procedures that may be adopted by VC I’s Board of Directors and Section 28(e) of the Securities Exchange Act of 1934, as amended, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission

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another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research products or services, including statistical data, to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Furthermore, on occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Fund(s) as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Covered Fund(s) and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of

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such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for the Covered Fund(s), (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The

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SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement. VALIC and the SUB-ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Funds(s).

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as

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expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Covered Fund(s), and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC I Board of Directors has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is lawfully know by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable federal or state authorities (including the SUB-ADVISER’S regulatory examiners) or court of law of competent jurisdiction or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

VALIC will not disclose or use any records or information belonging to the SUB-ADVISER obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required in performance of its advisory services to the Covered Funds, and will keep confidential any information obtained pursuant to this service relationship, and disclose such information only if the SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is expressly required or requested by applicable federal or state authorities (including VALIC’s regulatory examiners) or court of law of competent jurisdiction or to the extent such disclosure is reasonably required by auditors or attorneys of VALIC in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Covered Fund shall not be deemed to affect the interest of any other Covered Fund and shall not require the approval of shareholders of any other Covered Fund.

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The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, the Covered Funds, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this

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Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the

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authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this

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Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

Indemnification

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or

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reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER. The provisions of this paragraph shall survive the termination of this Agreement.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person, or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by

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Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC I in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

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Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	With a copy to:

Attn: Kurt Bernlohr	Attn: Tom Ward
2919 Allen Parkway, L13	2919 Allen Parkway, L13-20
Houston, Texas 77019	Houston, Texas 77019
Tel: (713) 831-6133	Tel: (713) 831-5399
Fax: (713) 831-6205	Fax: (713) 831-4124

If to SUB-ADVISER:	With a copy to:

Attn: Nori L. Gabert	Attn: Louis O. Ducote
2919 Allen Parkway	2919 Allen Parkway
Houston, Texas 77019	Houston, Texas 77019
Tel: (713) 831-5165	Tel: (713) 831-1312
Fax: (713) 831-5931	Fax: (713) 831-5931

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The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kurt W. Bernlohr
Name:	Kurt W. Bernlohr
Title:	Senior Vice President Strategic Planning

ATTEST:

Attest: /s/ Shana Walker
Name: Shana Walker
Title: Paralegal

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President and Chief Executive Officer

ATTEST:

Attest:
Name:
Title:

15

SCHEDULE A

COVERED FUNDS

Effective June 16, 2014

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Global Social Awareness Fund	0.25% on first $500 million
0.225% on next $500 million
0.20% on assets over $1 billion

International Equities Fund	0.10% on first $1 billion
0.09% on assets over $1 billion

16

AMENDMENT NO. 1

TO THE

INVESTMENT SUB-ADVISORY AGREEMENT

This AMENDMENT NO. 1 to the INVESTMENT SUB-ADVISORY AGREEMENT (“Amendment”) is dated as of [            ], 2019, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas life insurer (the “Adviser”), and SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and VALIC Company I, a Maryland corporation (the “Company”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2002 (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Company; and

WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; and

WHEREAS, the Adviser and the Subadviser are parties to an Investment Sub-Advisory Agreement dated June 16, 2014, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain investment series of the Company, as listed on Schedule A to the Subadvisory Agreement; and

WHEREAS, the Adviser and the Subadviser wish to amend and restate Schedule A to the Subadvisory Agreement as attached hereto.

NOW, THEREFORE, the parties hereby agree as follows:

1.	Schedule A to the Subadvisory Agreement is hereby amended and restated as attached hereto.
2.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.
3.

Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

[Remainder of Page Intentionally Left Blank]

1

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Name: Thomas M. Ward
Title: Vice President

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

2

SCHEDULE A

Effective [    ], 2019

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Global Social Awareness Fund	0.25% on first $500 million
0.225% on next $500 million
0.20% on assets over $1 billion

Growth Fund[2]	0.02% on the first $2 billion
0.01% on assets over $2 billion

International Equities Fund	0.10% on first $1 billion
0.09% on assets over $1 billion

2 Subadviser shall be paid a composite fee based on the aggregate assets it manages for the Growth Fund and the VALIC Company I Stock Index Fund.

3

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY CARD	VALIC COMPANY I
GROWTH FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 18, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of the Growth Fund (the “Fund”), a series of VALIC Company I, a Maryland Corporation (the “Company”), hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Edward J. Gizzi, Amber C. Kopp and Gregory R. Kingston and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on April 30, 2019, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 4:00 p.m. (Eastern time), on Thursday, July 18, 2019, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal, and to use their discretion to vote for any other matter as may properly come before the Meeting or any postponements or adjournments thereof.

VOTE VIA THE INTERNET:	www.proxy-direct.com
VOTE VIA THE TELEPHONE:	1-800-337-3503

PLEASE MARK, SIGN, DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY  USING THE ENCLOSED ENVELOPE.

VCI_30738_052919

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

VALIC Company I

Growth Fund

Special Meeting of Shareholders to Be Held on July 18, 2019.

The Notice and Proxy Statement for this Special Meeting is available at:   https://www.proxy-direct.com/val-30738

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal	The Board of Directors of VALIC Company I unanimously recommends a vote “FOR” Proposal 1.

	FOR	AGAINST	ABSTAIN
1.

To approve a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Growth Fund (the “Fund”), which provides that SunAmerica will manage a portion of the assets of the Fund.

	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	VCI1 30738 M xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

www.proxy-direct.com

or scan the QR code

Follow the on-screen instructions

available 24 hours

VOTE BY TELEPHONE

Call 1-866-298-8476

Follow the recorded instructions available 24 hours

VOTE BY MAIL

Vote, sign and date your

Voting Instruction Card and return it

in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	VALIC COMPANY I GROWTH FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 18, 2019

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Growth Fund (the “Fund”), a series of VALIC Company I (the “Company”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Fund to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 4:00 p.m. Eastern Time) on Thursday, July 18, 2019 and any adjournments or postponements thereof on all matters coming before the meeting (the “Meeting”).

The Variable Annuity Life Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, The Variable Annuity Life Insurance Company will vote shares attributable to your Contract “FOR” the Proposal. If you fail to return this voting instruction card or return it unsigned, The Variable Annuity Life Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION  CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VCI_30738_052919_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

VALIC Company I

Growth Fund

Special Meeting of Shareholders to Be Held on July 18, 2019.

The Notice and Proxy Statement for this Special Meeting is available at:  https://www.proxy-direct.com/val-30738

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal	The Board of Directors of VALIC Company I unanimously recommends a vote “FOR” Proposal 1.

	FOR	AGAINST	ABSTAIN
1.

To approve a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Growth Fund (the “Fund”), which provides that SunAmerica will manage a portion of the assets of the Fund.

	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	VCI2 30738 M xxxxxxxx

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

GROUP AUTHORIZATION CARD	VALIC COMPANY I
GROWTH FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 18, 2019

This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposal in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, as applicable, to vote all shares of the above-named fund of which are attributable to the Group Contract, pursuant to the instructions received from individual participants at the Special Meeting of Shareholders to be held at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 on July 18, 2019, at 4:00 p.m., ET., and at any adjournments or postponements thereof.

PLEASE PRINT YOUR NAME, TITLE AND TELEPHONE.

Print Name:

Title:

Telephone:

RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AFTER YOU SIGN AND DATE BELOW.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	VCI3 30738	M	xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD/	VALIC COMPANY I
GROUP AUTHORIZATION CARD	GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 18, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This Voting Instruction/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs THE VARIABLE ANNUITY LIFE INSURANCE CO SEP ACCT, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Special Meeting of Shareholders and any adjournments or postponements of the Special Meeting.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE PRINT YOUR NAME, TITLE AND TELEPHONE.
Print Name:
Title:
Telephone:

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING  INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VCI_30738_052919_GRP_AUT

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

VALIC Company I

Growth Fund

Special Meeting of Shareholders to Be Held on July 18, 2019.

The Notice and Proxy Statement for this Special Meeting is available at:  https://www.proxy-direct.com/val-30738

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal	The Board of Directors of VALIC Company I unanimously recommends a vote “FOR” Proposal 1.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management, LLC (“SunAmerica”) with respect to the Growth Fund (the “Fund”), which provides that SunAmerica will manage a portion of the assets of the Fund.	☐	☐	☐

To instruct us to accept voting instructions from participants OR vote on behalf of participants MARK THE BOXES BELOW:

Check here to authorize only and DO NOT VOTE.	☐
Check here to vote only.	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	VCI3 30738 M xxxxxxxx